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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 19, 2001

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                      0-2525                        31-0724920
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(STATE OR OTHER           (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On April 19, 2001, Frank Wobst, age 67, announced that he will be retiring as an employee of Huntington Bancshares Incorporated effective May 1, 2001. He will continue as chairman of the Boards of both Huntington Bancshares Incorporated and The Huntington National Bank in a non-employee capacity. Mr. Wobst will provide consulting services to Huntington Bancshares Incorporated and The Huntington National Bank until December 31, 2002, and also will continue to serve as chairman of the Boards' executive committees for the same term.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED



Date:    April 19, 2001                     By: /s/ Richard A. Cheap
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                                                Richard A. Cheap, Secretary